American Century Strategic Asset Allocations, Inc. Prospectus Supplement Strategic Allocation: Conservative Fund Strategic Allocation: Moderate Fund Strategic Allocation: Aggressive Fund
Supplement dated July 16, 2010 ■ Prospectus dated April 1, 2010

Effective July 16, 2010, American Century Global Investment Management, Inc. (ACGIM) merged into American Century Investment Management, Inc. (ACIM).

The following replaces the Investment Advisors section under Portfolio Management on pages 5, 9 and 13 of the prospectus:

Investment Advisor
American Century Investment Management, Inc.

The following replaces the second paragraph under The Investment Advisor on page 17 of the prospectus:

The advisor is responsible for managing the investment portfolios of the funds and directing the purchase and sale of their investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the funds to operate.

The following replaces the Recent Events Affecting Investment Advisory and Subadvisory Agreements section on page 18 of the prospectus:

A discussion regarding the basis for the Board's approval of the previous investment advisory agreement is available in the funds’ report to shareholders dated November 30, 2009. A discussion regarding the basis for the Board's approval of the current investment advisory agreement also will be available in the funds' reports to shareholders dated May 28, 2010.

The following replaces the first paragraph under The Fund Management Team on page 18 of the prospectus:

The advisor uses teams of portfolio managers and analysts to manage funds. Responsibility for research, stock selection and portfolio construction for specified portions of the funds has been allocated among portfolio teams representing various investment disciplines and strategies employed by other ACIM-advised funds. Overall responsibility for coordinating the funds’ activities, including determining appropriate asset allocations, reviewing overall fund compositions for compliance with stated investment objectives and strategies, and monitoring cash flows, is shared by the following portfolio managers.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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